SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2013 (June 4, 2013)

National Health Investors, Inc.
(Exact name of Registrant as specified in its charter)

Maryland	001-10822	62-1470956
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

222 Robert Rose Drive Murfreesboro, TN 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01.   Regulation FD Disclosures.

On May 28, 2013, National Health Investors announced that it will make a presentation at a conference sponsored by Jefferies Group, LLC on June 5. Attached hereto is the financial and operational presentation which will be used in that presentation and the Company's updated June investor handouts.

Item 9.01 Financial Statements and Exhibits

The following exhibits are filed as part of this Report:

Exhibit No:	Description
99.1	HTML Version of Jefferies Handout to be used in June 5, 2013 Presentation
99.2	HTML Version of updated June Investor Handout

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.

By:      /s/Roger R. Hopkins
Name:   Roger R. Hopkins
Title:    Principal Accounting Officer

Date:      June 4, 2013